Filed pursuant to Rule 497(e)

Registration Nos. 002-68290; 811-3070

HILLIARD-LYONS GOVERNMENT FUND, INC.

Prospectus Supplement

To Prospectus Dated January 1, 2008

In October 2008, the Hilliard-Lyons Government Fund, Inc. (the “Fund”) voluntarily enrolled in the Treasury Department’s Temporary Guarantee Program for Money Market Funds (the “Program”).  Under the Program, the Treasury guarantees the $1.00 per share value of Fund shares outstanding as of September 19, 2008, subject to certain terms and limitations.  Only shareholders who held Fund shares as of September 19, 2008 were eligible to participate in the guarantee under the Program.  The Program was initially scheduled to terminate on December 18, 2008.  However, on November 24, 2008, the Treasury elected to extend the Program until April 30, 2009 and required that each fund participating in the program make a determination regarding whether to continue in the Program.

On December 4, 2008, the Fund’s Board of Directors (the “Board”) determined not to continue in the Program.  Participation in the extension of the Program would have required an additional payment by the Fund to the Treasury in the amount of 0.015% of the Fund’s net asset value as of September 19, 2008 or $251,084.96.  Given that the Fund is currently fully invested in securities with short-term maturities issued by Federal Home Loan Banks and Federal Farm Credit System Banks, securities rated in the highest short-term rating categories, the Board determined that the additional cost of the participation in the Program outweighed the potential benefits.  In addition, the Board noted that the Fund complies with regulations adopted by the Securities and Exchange Commission relating to liquidity, creditworthiness and diversification of the Fund’s portfolio investments.

The date of this Prospectus Supplement is December 11, 2008.

Please keep this Prospectus Supplement with your records.